CAPITAL ADVISORS GROWTH FUND Investor Class CIAOX Summary Prospectus May 1, 2026 www.capadvfunds.com

Before you invest, you may want to review the Capital Advisors Growth Fund’s (the “Fund”) Statutory Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Statutory Prospectus and SAI dated April 30, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, SAI, reports to shareholders, and other information about the Fund online at http://capadvfunds.com/pages/how-to-invest. You can also get this information at no cost by calling 1-866-205-0523 or by sending an email request to debrak@capitaladv.com.

Investment Objective
Capital Advisors Growth Fund (the “Fund”) seeks to achieve long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Other Expenses	0.28%
Total Annual Fund Operating Expenses(1)	0.96%
(1)Total Annual Fund Operating Expenses do not correlate to the Expense Ratios provided in the Financial Highlights section of the statutory prospectus, which reflect the actual operating expenses of the Fund and do not include 0.01% that is attributed to acquired fund fees and expenses (“AFFE”).
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$98	$306	$531	$1,178
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies
The Fund invests primarily in common stocks of domestic (U.S.) companies. The Fund may also invest in securities of foreign companies that are publicly traded in the U.S., including in American Depositary Receipts (“ADRs”). Under normal conditions, the Fund invests at least 65% of its total assets in common stocks of companies that the Advisor believes have the potential for long-term growth of capital.The Advisor uses the growth style of investing. Growth stocks are equity securities of companies that have or are expected to have above-average earnings growth.
The Fund buys and sells stocks based on the Advisor’s research, and focuses on characteristics that the Advisor believes allow a company to grow at an above-average rate for an extended period of time, including: dominant position within its industry; sustainable competitive advantage; shareholder oriented management philosophy; strong brand or franchise value; operating within a definable growing market; and strong research and development.
The Fund may also invest in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for long periods of time, and the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not realize as significant a gain as it would otherwise have, had it more fully invested.
The Fund will consider selling stocks in its portfolio when the stock reaches its target, fundamentals supporting the stock’s value deteriorate, and/or better investment alternatives exist.
The Fund may from time to time emphasize investments in certain sectors of the market. As of December 31, 2025, 41.5% of the Fund’s net assets were invested in the manufacturing sector.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective. There is the risk that you could lose all or a portion of your investment in the Fund. The following risks are considered principal and could adversely affect the value of your investment in the Fund.
•Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); deflation (or expectations for deflation); interest rates; market instability; financial system instability; debt crises and downgrades; embargoes; tariffs; sanctions and other trade barriers; regulatory events; other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.
•Equity Securities Risk. The value of the Fund’s shares will go up or down based on the movement of the overall stock market and the value of the individual securities held by the Fund, both of which can sometimes be volatile.
•Growth-Style Investing Risk. Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.

•Sector Emphasis Risks. Securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of the Fund’s portfolio.
◦Manufacturing Sector Risks. Companies focused on manufacturing activities may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.
•Management Risk. The Fund’s ability to achieve its investment objective depends on the ability of the Advisor to correctly identify economic trends and select stocks.
•Depositary Receipt Risk. The risks of depository receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs, which are issued by a depositary bank without the participation or consent of the issuer, involve additional risks because U.S. reporting requirements do not apply, and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
•Non-U.S. Investment Risk. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.
•Uninvested Cash Risk. When the Fund holds a significant amount of cash and highly-rated short-term fixed income securities, it may not meet its investment objective and the Fund’s performance may significantly lag that of market indices which, by definition, are composed of groups of securities without a cash component.
•Money Market Fund Risk. Although money market funds generally seek to preserve the value of an investment at $1.00 per share, the Fund may lose money by investing in money market funds. A money market fund’s sponsor has no legal obligation to provide financial support to the money market fund. To the extent the Fund invests in a money market for its cash position, there will be some duplication of expenses because the Fund will bear its pro rata portion of such money market fund’s advisor fees and operational expenses.

Who May Want to Invest in the Fund?
The Fund may be appropriate for investors who:
•Are pursuing a long-term goal such as retirement;
•Want to add an investment with growth potential to diversify their investment portfolio; or
•Are willing to accept higher short-term risk along with a higher potential for long-term growth.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the annual returns for the Fund from year to year. The table shows how the Fund’s average annual returns for the 1-year, 5-years and 10-years periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.capadvfunds.com or by calling the Fund toll-free at 1-866-205-0523.

Calendar Year Total Returns as of December 31

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 22.56% for the quarter ended June 30, 2020, and the lowest quarterly return was -16.20% for the quarter ended June 30, 2022.

Average Annual Total Returns (For the periods ended December 31, 2025)	1 Year	5 Years	10 Years
Investor Class
Return Before Taxes	16.49%	11.99%	13.91%
Return After Taxes on Distributions	15.32%	10.79%	12.66%
Return After Taxes on Distributions and Sale of Fund Shares	10.56%	9.38%	11.31%
S&P 500® Index	17.88%	14.42%	14.82%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management
Investment Advisor. Capital Advisors, Inc. is the investment advisor to the Fund.

Portfolio Managers. Keith C. Goddard, CFA, CEO and Chief Investment Officer and Steven V. Soranno, CFA, CAIA and Director of Equity Research are the co-portfolio managers primarily responsible for the day-to-day management of the Fund. Mr. Goddard has managed the Fund since April 2001. Mr. Soranno has managed the Fund since January 2018.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Capital Advisors Growth Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by telephone at 1-866-205-0523 or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Regular	$5,000	$250
Retirement Plan Accounts	$500	$100
Automatic Investment Plan	$1,000	$100

Tax Information
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as an IRA or 401(k) plan. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary, the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.